                          REDACTED FOR CONFIDENTIALITY


                                                                   EXHIBIT 10.12



                    LICENSE AND TECHNOLOGY TRANSFER AGREEMENT



                                     BETWEEN



                  LUCENT TECHNOLOGIES MICROELECTRONICS PTE LTD.



                                       AND



                   CHARTERED SEMICONDUCTOR MANUFACTURING LTD.



                                       AND



                     SILICON MANUFACTURING PARTNERS PTE LTD.



               RELATING TO SEMICONDUCTOR MANUFACTURING TECHNOLOGY

                    LICENSE AND TECHNOLOGY TRANSFER AGREEMENT

                                TABLE OF CONTENTS

                                                                                  PAGE
                                                                                   NO.
                                                                                  ----
ARTICLE 1 - DEFINITIONS                                                             1

ARTICLE 2 - INFORMATION FURNISHED                                                   2

ARTICLE 3 - SERVICES TO BE PROVIDED                                                 3

ARTICLE 4 - GRANTS OF RIGHTS                                                        4

ARTICLE 5 - TERMINATION                                                             7

ARTICLE 6 - MISCELLANEOUS PROVISIONS                                                8

ARTICLE 7 - ADMINISTRATION OF AGREEMENT, NOTICES AND                               13
               STATEMENTS

EXHIBIT A - LUCENT'S TECHNICAL INFORMATION                                         17
EXHIBIT B - LUCENT'S RESTRICTED TECHNICAL INFORMATION                              18
EXHIBIT C - CSM'S TECHNICAL INFORMATION                                            19
EXHIBIT D - CSM'S RESTRICTED TECHNICAL INFORMATION                                 20
EXHIBIT E - TECHNICAL INFORMATION THAT MAY BE DISCLOSED                            21
               TO CUSTOMERS

                    LICENSE AND TECHNOLOGY TRANSFER AGREEMENT

This Agreement is effective upon execution by Lucent Technologies Microelectronics Pte Ltd. ("Lucent"), a Singapore corporation having an office at 3, Kallang Sector, Kolam Ayer Industrial Park, Singapore 349278, and Chartered Semiconductor Manufacturing Ltd. ("CSM"), a company incorporated in Singapore with its registered office at 60 Woodlands Industrial Park D Street 2, Singapore 738406, and Silicon Manufacturing Partners Pte Ltd. ("JV COMPANY"), a company incorporated in Singapore with its registered office at 60 Woodlands Industrial Park D Street 2, Singapore 738406.

WHEREAS, CSM and Lucent have entered into a Joint Venture Agreement, dated DECEMBER 19, 1997 (the "Joint Venture Agreement") which provides for the creation of JV COMPANY for the manufacture of semiconductor wafers and circuits; and

WHEREAS, Lucent and CSM desire to grant licenses under certain technology of Lucent and CSM, respectively, to JV COMPANY for use in the operation of the business of JV COMPANY, and JV COMPANY desires to assign ownership to Lucent and CSM of certain future technology and patents of JV COMPANY for use in the operation of the businesses of Lucent and CSM, respectively, in accordance with the terms of this License and Technology Transfer Agreement.

The parties agree as follows:

                                    ARTICLE 1

                                   DEFINITIONS

1.01 For the purpose of this Agreement, the following terms in capital letters are defined in this Article 1 and shall have the meaning specified herein:

COMPLETION DATE means the date on which the joint venture between Lucent and CSM is completed, pursuant to the terms of the Joint Venture Agreement.

CSM'S TECHNICAL INFORMATION means the technical information specifically identified on Exhibit C of this Agreement.

CSM'S RESTRICTED TECHNICAL INFORMATION means the technical information specifically identified on Exhibit D of this Agreement.

LUCENT'S RESTRICTED TECHNICAL INFORMATION means the technical information specifically identified on Exhibit B of this Agreement.

LUCENT'S TECHNICAL INFORMATION means the technical information specifically identified on Exhibit A of this Agreement.

JV COMPANY'S PATENTS means every patent owned by JV COMPANY which issues from any patent application filed in any country of the world claiming an invention made during the term of the Joint Venture Agreement.

JV COMPANY'S TECHNICAL INFORMATION means all technical information, know-how, copyrights created by employees of JV COMPANY, or by agents and contractors of JV COMPANY having a legal obligation to assign ownership interest in such information to JV COMPANY, at anytime during the term of the Joint Venture Agreement.

SUBSIDIARY of a company means a corporation or other legal entity (i) the majority of whose shares or other securities entitled to vote for election of directors (or other managing authority) is now or hereafter controlled by such company either directly or indirectly; or (ii) which does not have outstanding shares or securities but the majority of whose ownership interest representing the right to manage such corporation or other legal entity is now or hereafter owned and controlled by such company either directly or indirectly; but any such corporation or other legal entity shall be deemed to be a Subsidiary of such company only as long as such control or ownership and control exists.

TECHNICAL INFORMATION means collectively Lucent's Technical Information,
Lucent's

Restricted Technical Information, CSM's Technical Information, CSM's Restricted Technical Information and JV COMPANY's Technical information.

                                    ARTICLE 2

                              INFORMATION FURNISHED

2.01(a) Lucent shall, within two (2) weeks after JV COMPANY's written request (but not prior to the Completion Date), commence furnishing (in the English language) Lucent's Technical Information listed in Exhibit A and Lucent's Restricted Technical Information listed in Exhibit B to JV COMPANY, or such portions thereof as may be necessary to meet an implementation schedule to be mutually agreed upon by Lucent and CSM. If Lucent cannot so furnish such information, Lucent shall advise JV COMPANY of the reasons therefor and such additional reasonable period within which Lucent shall furnish such information or portions thereof to JV COMPANY.

        (b) CSM shall, within two (2) weeks after JV COMPANY's written request (but not prior to the Completion Date), commence furnishing (in the English language) CSM's Technical Information listed in Exhibit C and CSM's Restricted Technical Information listed in Exhibit D to JV COMPANY, or such portions thereof as may be necessary to meet an implementation schedule to be mutually agreed upon by Lucent and CSM. If CSM cannot so furnish such information, CSM shall advise JV COMPANY of the reasons therefor and such additional reasonable period within which CSM shall furnish such information or portions thereof to JV COMPANY.

        (c) Delivery of any Technical Information by Lucent or CSM ("the furnishing party") shall be deemed completed on the date such Technical Information is delivered by such furnishing party or its representative.

        (d) With the delivery of the information, the furnishing party shall also furnish to the receiving party a list which completely identifies the information delivered. The furnishing party and the receiving party shall promptly notify each other of any inaccuracies in the list. The list shall be deemed to be a part of the definition of Lucent's Technical Information, Lucent's Restricted Technical Information, CSM's Technical Information, or CSM's Restricted Technical Information, as the case may be.

        (e) JV COMPANY shall, on a quarterly basis, furnish JV COMPANY'S Technical Information (in the English language) to CSM and Lucent. JV COMPANY shall furnish such information to CSM and Lucent through the individuals identified in Section 7.01, or in another mutually acceptable manner.

                                    ARTICLE 3

                             SERVICES TO BE PROVIDED

3.01 (a) In order to facilitate use of the Technical Information under this Agreement, CSM and Lucent shall furnish to JV COMPANY training services, at no additional cost. CSM shall provide such services in Singapore. Lucent shall either provide such services in Singapore, or through its affiliates or parent at the facilities of Lucent Technologies Inc. in Orlando, Florida, United States of America, or both. The number of man-days of training to be provided by personnel from each party shall be limited to an amount reasonably necessary to enable the other party to understand and implement the technology being transferred to such other party.

        (b) The training by each party shall be conducted at or about the time such party makes the initial delivery of its Technical Information to JV COMPANY.

3.02 Lucent and CSM shall at all times retain the administrative supervision of their respective personnel. Each party shall be solely responsible for its personnel's remuneration and their travel, living and other expenses.

3.03 A party's personnel shall, while on any location of the other party, comply with such other party's rules and regulations with regard to safety and security. Each party agrees to indemnify and save the other party harmless from any claims or demands arising in connection with this Agreement, including the costs, expenses and reasonable attorney's fees incurred on account thereof, that may be made by (i) anyone for injuries to persons or damage to property resulting from acts or omissions of the indemnifying party's personnel; or (ii) the indemnifying party's personnel under Worker's Compensation or similar laws. The indemnifying party agrees to defend the other party against any such claim or demand.

REDACTED        CONFIDENTIAL TREATMENT REQUESTED
                The asterisked portions of this document have been omitted and are filed separately with the Securities and Exchange Commission


                                    ARTICLE 4

                                GRANTS OF RIGHTS

4.01 (a) Lucent grants to JV COMPANY a ****************************************
************ (1) right to use Lucent's Technical Information, solely for manufacture of semiconductor wafers and semiconductor circuits in factories in Singapore of JV COMPANY, and (2) license under its copyrights on or covering any of Lucent's Technical Information to create derivative works, and to use, copy, distribute, display, and perform Lucent's Technical Information and any derivative works, but only in connection with the design, development, manufacture, marketing, sale or other disposal of semiconductor wafers or circuits. The rights granted to JV COMPANY are restricted solely to use of Lucent's Technical Information in Singapore. Nothing in this Section 4.01(a) shall convey to JV COMPANY any right to disclose Lucent's Technical Information to any third party or to any Subsidiary of JV COMPANY.

      (b) Lucent further grants to JV COMPANY a ***************************** *********** (1) right to use Lucent's Restricted Technical Information, solely for manufacture in factories of JV COMPANY of semiconductor wafers and semiconductor circuits for sale to Lucent. No right is granted to JV COMPANY to use Lucent's Restricted Technical Information for any other purpose. No right is granted to CSM to use Lucent's Restricted Technical Information for any purpose.

4.02 (a) CSM grants to JV COMPANY a *****************************************
***** (1) right to use CSM's Technical Information, solely for manufacture of semiconductor wafers and semiconductor circuits in factories of JV COMPANY in Singapore, and (2) license under its copyrights on or covering any of CSM's Technical Information to create derivative works, and to use, copy, distribute, display, and perform CSM's Technical Information and any derivative works, but only in connection with the design, development, manufacture, marketing, sale or other disposal of semiconductor wafers or circuits. The rights granted to JV COMPANY are restricted solely to use of CSM's Technical Information in Singapore. Nothing in this Section 4.02 shall convey to JV COMPANY any right to disclose CSM's Technical Information to any third party or to any Subsidiary of JV COMPANY.

        (b) CSM further grants to JV COMPANY a *********************************
************* (1) right to use CSM's Restricted Technical Information, solely for manufacture in factories of JV COMPANY of semiconductor wafers and semiconductor circuits for sale to CSM and certain customers of CSM designated by CSM to JV COMPANY. No right is granted to JV COMPANY to use CSM's Restricted Technical Information for any other purpose. No right is granted to Lucent to use CSM's Restricted Technical Information for any purpose.

4.03 (a) JV COMPANY hereby assigns to Lucent and to CSM joint ownership, without right of accounting to any party by any of the others, in all of JV COMPANY'S Technical Information

REDACTED        CONFIDENTIAL TREATMENT REQUESTED
                The asterisked portions of this document have been omitted and are filed separately with the Securities and Exchange Commission and copyrights and in JV COMPANY's Patents, subject to JV COMPANY retaining an ******************************************************************:

        (1) right to use JV COMPANY'S Technical Information for the design, development, manufacture, marketing or maintenance of any and all products;

        (2) license under JV COMPANY'S copyrights on or covering any of JV COMPANY'S Technical Information to create derivative works, and to use, copy, distribute, display, and perform JV COMPANY'S Technical Information and any derivative works;

        (3) right to grant to third party suppliers rights of the scope retained by JV COMPANY, to the extent reasonably necessary to carry out activities of supplying JV COMPANY with products and services; and

        (4) license under all of JV COMPANY's Patents to make, have made, use, sell or otherwise dispose of, offer to sell, and import any and all products.

        (b) There are countries which require the express consent of all inventors or their assignees to the grant of licenses or rights under patents issued in such countries for joint inventions. Each party shall give such consent, or shall obtain such consent from its employees, as required to make full and effective any grant of such licenses and rights made to a third party respecting any invention jointly owned pursuant to this Section 4.03.

4.04 The rights granted to JV COMPANY under this Agreement shall include the right to disclose to third party customers of JV COMPANY Technical Information of the type specified in Exhibit E, provided that such disclosure is made pursuant to a written confidentiality agreement between such customer and JV COMPANY which binds such customer under confidentiality terms no less stringent that those applicable to JV COMPANY under this Agreement.

4.05 No patent license is granted under this Agreement by either Lucent or CSM, either expressly or by implication, to Lucent, CSM, or JV COMPANY, regardless of whether the exercise of any right herein granted necessarily employs an invention of any existing or later issued patent. Any such patent licenses and rights, if appropriate, will be the subject of a separate agreement.

4.06 (a) The parties agree that, for the purposes of this Agreement, a "Joint Invention" shall mean any invention made by one or more of one party's employees, agents or consultants (where such agents or contractors have a legal obligation to assign rights to such invention to the party) jointly with one or more of another party's employees, agents or consultants, which invention is first conceived or first actually reduced to practice during the term of this Agreement. Notwithstanding the foregoing, JV COMPANY's interest in Joint Inventions shall be assigned to Lucent and CSM in accordance with the provisions of Section 4.03.

        (b) The following provisions of this Section shall apply only with respect to any Joint Invention:

        (i) As to all Joint Inventions, Lucent and CSM shall meet and discuss matters relating to obtaining legal protection for such Joint Inventions. If Lucent and CSM determine to file for patent protection in any country, such application shall be made on behalf of both Lucent and CSM and name Lucent and CSM as joint and equal owners of the Joint Invention, including any trade secrets and copyrights, and any patent issuing thereon, without any right of accounting. All expenses incurred pursuant to the filing, prosecution, and maintenance of any patent applications and patents shall be divided equally between Lucent and CSM.


        (ii) With respect to patent applications on the Joint Inventions, neither Lucent nor CSM shall permit any such patent application to become abandoned without giving the other party the opportunity to assume the prosecution of such patent application as soon as possible, which shall not be less than sixty (60) days prior to the date on which it will become abandoned. Lucent and CSM agree to provide each other with timely copies of all official papers and correspondence related to the prosecution of any such jointly owned patent application.


        (iii) If, after Lucent and CSM shall meet and discuss matters relating to obtaining legal protection for Joint Inventions, either Lucent or CSM does not want to pursue filing a patent application on the Joint Inventions in any country, the other may independently pursue patent protection of the Joint Invention in such country on behalf of that party only at that party's sole expense. The company who so pursues patent protection in such country shall be the sole owner of any and all resulting patents, shall pay all filing, prosecution and maintenance fees, and shall be entitled to all revenues derived by such company relating to the issued patent, provided, however, that the other company shall have a worldwide, non-terminable, non-exclusive, royalty-free license under such patent within such country and for the full term of such patent, to make, have made, use, sell, offer for sale, import and market products or processes utilizing or embodying the subject matter claimed in such patent.

        (c) All inventions, trade secrets, copyrights, and other intellectual property, whether or not patentable, made or created solely by a party or its employees, agents or consultants shall be owned by such party.

        (d) All employees of CSM or Lucent who are "on loan" or "seconded" to JV COMPANY shall be considered employees of CSM or Lucent, respectively, for the purposes of this Section 4.06.

4.07 (a) Each party hereby assures each other party, with respect to information of that other party, that it will not without a license or license exception authorized by the Bureau of Export

Administration of the U.S. Department of Commerce, Washington, D.C. 20230, United States of America, if required

        (i) export or release the information or software (including source code) obtained pursuant to this Agreement to a national of Country Groups D:1 or E:2 (15 C.F.R. Part 740, Supp. 1), Iran, Iraq, Sudan, or Syria; or

        (ii) export to Country Groups D:1 or E:2, or to Iran, Iraq, Sudan, or Syria, the direct product (including processes and services) of the information or software; or

        (iii) if the direct product of the information is a complete plant or any major component of a plant, export to Country Groups D:1 or E:2, or to Iran, Iraq, Sudan, or Syria, the direct product of the plant or major component.

This assurance will be honored even after the expiration date of this License and Technology Transfer Agreement.

        (b) Each party shall provide reasonable assistance to the other parties with respect to obtaining any license required to export or re-export such party's technical information, to the extent such export or re-export is permitted under the terms of this Agreement. The obligation to obtain a license, and any costs associated with obtaining any required export licenses shall be borne by the party seeking to export or re-export the technical information.

4.08 (a) JV COMPANY agrees that it will not, without the prior written consent of Lucent, knowingly transmit, directly or indirectly, Lucent's Technical Information, Lucent's Restricted Technical Information, or any portion thereof (or any other information obtained pursuant to this Agreement or any portion thereof) to any country outside of Singapore, unless the recipient can reasonably demonstrate that it is in the public domain through no act or default on the part of JV COMPANY or CSM.

        (b) JV COMPANY agrees that it will not, without the prior written consent of CSM, knowingly transmit, directly or indirectly, CSM's Technical Information or any portion thereof (or any other information obtained pursuant to this Agreement or any portion thereof) to any country outside of Singapore, unless the recipient can reasonably demonstrate that it is in the public domain through no act or default on the part of JV COMPANY or Lucent.

                                    ARTICLE 5

                                   TERMINATION

5.01 Licenses and rights granted to JV COMPANY under this Agreement shall be effective during the term commencing on the effective date hereof and continuing until the termination of the Joint Venture Agreement. Any termination of the Joint Venture Agreement shall not affect the rights granted to Lucent and CSM under this Agreement.

5.02(a) If JV COMPANY shall fail to fulfill one or more of its material obligations under this Agreement in relation to Lucent or CSM, respectively, or if JV COMPANY shall fail to fully comply with all the requirements of United States law or other law applicable to this Agreement, Lucent or CSM, as the case may be, may, upon each party's independent election and in addition to any other remedies that it may have, at any time terminate all of Lucent's or CSM's obligations hereunder and all of the licenses and rights granted by Lucent or CSM hereunder by not less than two (2) months prior written notice to JV COMPANY specifying any such breach of an obligation to that party or failure, unless within the period of such notice all grounds specified therein for termination pursuant to this Section 5.02(a) have been remedied.

        (b) The obligations of the parties under Sections 4.07, 4.08, 6.04 and
6.05 shall survive and continue after any such termination of this Agreement or rights hereunder.

        (c) A breach by a party of its confidentiality obligations under Section 6.04(ii) shall not be grounds for termination under Sections 5.02(a) unless such breach was intentional and such intentional breach may cause injury (whether financial or otherwise) or have a negative impact (whether financial or otherwise) on the party whose Technical Information was disclosed.

        (d) The rights granted by JV COMPANY to Lucent and CSM shall be irrevocable.

                                    ARTICLE 6

                            MISCELLANEOUS PROVISIONS

6.01 This Agreement shall prevail in the event of any conflicting terms or legends which may appear on documents or any Technical Information furnished under this Agreement.

6.02 (a) Each party believes that the Technical Information to be furnished by it hereunder will be true and accurate. However, no party shall be held to any liability for errors or omissions in such Technical Information.

        (b) Each party warrants that the Technical Information and copyrights licensed by such party under this Agreement are the original work of such party (or such party has a valid right to license such property) and it has the power to grant the rights described in this Agreement.

        (c) Each party (the "assisting party") shall, upon the other party's (the "requesting party") request and at the requesting party's expense, furnish reasonable assistance (including without limitation, providing to the requesting party, access to employees of the assisting party who were involved in developing the Technical Information, and making such employees available to testify as expert witnessess as well as witnesses of fact at depositions and trials) to facilitate the defense of any claim, action, or proceeding by a third party alleging an infringement of any patent, where the allegation is based upon the use of Technical Information of the assisting party.

6.03 (a) Except as provided in Section 6.02, the parties make no representations or warranties, expressly or impliedly. By way of example but not of limitation, the parties make no representations or warranties of merchantability or fitness for any particular purpose with respect to any Technical Information provided or licensed hereunder to any party, or that the use of any party's Technical Information or any portion of it will not infringe any patent, copyright, trademark or other intellectual property rights of any third party, and it shall be the sole responsibility of the party to make such determination as is necessary with respect to the acquisition of licenses under patents or other intellectual property rights of third parties. The parties shall not be held to any liability with respect to any patent infringement of a patent owned by a third party on account of, or arising from the use of any Technical Information provided or licensed hereunder.

        (b) Each party (the "indemnifying party") agrees to indemnify and save each other party harmless from any claims or demand for personal injury or property damage (including reasonable expense of litigation and settlement of such claims) by third persons to the extent that such claims arise out of or in connection with the use by the indemnifying party of any Technical Information licensed hereunder to the indemnifying party by such other parties.

6.04    JV COMPANY, Lucent, and CSM each agrees:

        (i) that it will not use any Technical Information furnished or licensed to it hereunder, except as expressly provided herein;

        (ii) that it shall keep such Technical Information confidential (including to the exclusion of CSM in the case of Lucent's Restricted Technical Information), except that Technical Information or portions thereof, if any, shall not be deemed confidential and the recipient shall have no obligation with respect to any such Technical Information or portions thereof which (a) was in the recipient's possession before receipt from the discloser, or (b) are rightfully received by the recipient without restriction from a third party without a duty of confidentiality on the third party, or (c) are provided by the discloser to a third party without a duty of confidentiality on such third party, or (d) are independently developed by recipient, or (e) are or until the recipient can reasonably demonstrate that it is or part of it is, in the public domain through no act or default on the part of the recipient, its Affiliates, its servants and/or agents, whereupon, to the extent that it is public, this obligation shall cease; in addition, in the event a recipient becomes compelled by law or regulatory authority to disclose any of the Technical Information, the recipient shall provide the discloser with prompt written notice so that the discloser may seek protective order or other appropriate remedy or waive compliance with the provisions of this Section 6.04(ii). In the event that such protective order or other remedy is not obtained, or that the discloser waives compliance with the provisions of this

                Section 6.04(ii), the recipient shall furnish only that portion of the Technical Information which it is required by law or regulatory authority to disclose and will exercise its commercially reasonable efforts to assure that confidential treatment will be accorded the Technical Information;

        (iii) that it will not, without the furnishing parties' express written permission, make or have made, or permit to be made, more copies of any of such Technical Information than are necessary for its use hereunder, and that each such copy shall contain the same proprietary notices or legends which appear on the original of such Technical Information, and that no rights are granted under this Agreement expressly or impliedly with respect to any copyrights except as provided for in Article 4;

        (iv) that it will not, without express written permission, (a) use in advertising, publicity, or otherwise any trade name, trademark, trade device, service mark, symbol or any other identification or any abbreviation, contraction or simulation thereof owned or used by the other parties, or (b) represent, directly or indirectly, that any product or service produced in whole or in part with the use of any of the Technical Information licensed to it hereunder is a product or service of the other parties or is made in accordance with or utilizes any information or documentation of the other parties; provided, however, that nothing in this Section 6.04(iv) shall be construed as prohibiting any party from representing that it is licensed with respect to Technical Information with respect to which such party is licensed hereunder; and

        (v) that all Technical Information and all documents furnished or licensed hereunder shall remain the property of the party furnishing and licensing such Technical Information and documents, and that upon termination or expiration of this Agreement or of a party's rights hereunder, such party shall upon request deliver to the party owning such Technical Information and documents, all documents in its possession or under its control containing any of such Technical Information and all copies thereof (for the purposes of this Section 6.04(v), documents in the possession or under the control of JV COMPANY shall not be considered in the possession or under the control of the other parties hereto).

6.05 It is recognized that during the performance of this Agreement, each party's personnel may unavoidably receive or have access to private or confidential information of the other parties which is not part of the Technical Information. Each party agrees that all such information, if subsequently reduced to writing and identified by the parties as constituting confidential information, shall be treated for the purposes of the provisions of this Article 7 as if it were Technical Information, provided that any such confidential information which is non-technical in nature shall be kept confidential for a period of five years following the termination of this Agreement.

6.06 (a) No party shall be liable for any loss, damage, delay or failure of performance resulting directly or indirectly from any cause which is beyond its reasonable control, including but not limited to acts of God, riots, civil disturbances, wars, states of belligerency or acts of the public enemy, strikes, work stoppages, or the laws, regulations, acts or failure to act of any governmental authority. In the event that performance under this Agreement is prevented for a continuous period of two (2) months or longer by any of the foregoing causes, the parties shall have the right to terminate this Agreement by giving written notice to the other parties and Article 5 shall be applicable to such termination.

        (b) No party shall be liable for incidental or consequential loss or damages of any nature, however caused.

6.07 This Agreement, in the English language, sets forth the entire agreement and understanding between the parties as to the subject matter hereof and merges all prior discussions between them, and neither of the parties shall be bound by any conditions, definitions, warranties, understandings or representations with respect to such subject matter other than as expressly provided herein, or in any prior existing written agreement between the parties, or as duly set forth on or subsequent to the effective date hereof in writing, in the English language, and signed by a proper and duly authorized representative of the party to be bound thereby. Any modification to this Agreement shall be enforceable only if it is in a writing signed by the party against which the modification is sought to be enforced.

6.08 This Agreements shall be interpreted in accordance with the laws of the State of New York, United States of America, without regard to conflicts of laws provisions.

6.09 Neither party may assign this Agreement or any part thereof, nor transfer licenses or rights hereunder to anyone other than a Subsidiary without the written consent of the other party hereto. However, if Lucent or CSM divests all or a portion of its business and such divested business continues operation as a separately identifiable business, then the licenses granted hereunder to the divesting party may be assigned to such divested separate business, but only (i) for the duration and term of licenses as specified in this Agreement, (ii) to the extent and for the time the divested business functions as a separately identifiable business, and (iii) for products and services of the kind provided by the divested business prior to its divestiture and not to any products or services of any entity which acquires the divested business. If the party divesting such business is required to make royalty payments under this Agreement, it shall continue to be obligated to make such payments for itself and for the divested business. Any such divestiture or other business reorganization affecting the ownership or title of any of a party's patents shall be made subject to the rights and obligations created under this Agreement.

6.10 (a) In case any dispute or difference shall arise amongst the parties as to the construction of this Agreement or as to any matter or thing of whatsoever nature arising hereunder or in connection herewith, including any question regarding its existence, validity or termination, such dispute or difference shall be submitted to a committee comprised of one individual from each of the parties. If such committee is unable to resolve such dispute within 14 days of such submission, it shall submit the dispute to a committee comprised of one senior manager from each party, being in the case of:

        CSM:            the President

        Lucent:         the Customer Satisfaction and Business Development Vice
                        President

        JV Company:     the General Manager

If such senior managers are unable to resolve such dispute within 14 days of such submission, it shall be submitted to a committee comprised of one senior officer from each party being in the case of: -

        CSM:            the Chairman of the Board of CSM

        Lucent:         the Vice President, Integrated Circuits Division

        JV Company:     the General Manager

        (b) If such senior officers are unable to resolve the dispute within 14 days of such submission, it shall be submitted to a single arbitrator to be appointed by the parties in dispute (the "Arbitrator"). If the parties fail to agree on an Arbitrator within 14 days after one party has given to the other party a written request to concur in the appointment of an Arbitrator, a single arbitrator (the "ICC Arbitrator") shall be appointed on the request of any party within 10 days after the 14 day period by the International Chamber of Commerce and such submission shall be a submission to arbitration in accordance with the Rules of Conciliation and Arbitration of the International Chamber of Commerce as presently in force by which the parties agree to be so bound. The Arbitrator or the ICC Arbitrator, as applicable, shall have 14 days after his appointment to request and receive all information (whether written or oral) relating to the dispute from Lucent, CSM and JV COMPANY. Each of Lucent and CSM shall use its commercially reasonable efforts to comply with all of such requests for information. Lucent and CSM shall jointly cause JV COMPANY to comply with all of the Arbitrator's and the ICC Arbitrator's requests for information. The place of arbitration shall be London, England and the arbitration shall be conducted wholly in the English language. The Arbitrator or the ICC Arbitrator, as applicable, shall render his decision within 30 days after his appointment or, in the event the Arbitrator or the ICC Arbitrator, as applicable, requires any hearings or proceedings with respect to such arbitration, within 15 days after the completion of such hearings or proceedings.

6.11 Each of the parties hereto hereby irrevocably agrees not to claim and irrevocably waives any claim or right (whether or not claimed), which it has or may hereafter acquire under any law, regulation, treaty or international agreement to immunity for itself, or any of its revenues, assets or properties or those of any of its agencies or instrumentalities from the jurisdiction of any court (including but not limited to any court of the United States of America or the States of New York or New Jersey) with respect to the enforcement of an arbitral award rendered pursuant to Section 6.10 against any of them.

6.12 All article headings and the table of contents are for convenience purposes only and shall in no way affect, or be used in, the interpretation of this Agreement.

6.13 None of the parties shall divulge to any third party (except to their respective professional advisers) any information regarding the existence or subject matter of this Agreement, or any other agreement referred to in, or executed in connection with, this Agreement, without the prior agreement of the other party in writing except as and to the extent that any such party shall be so obligated by law or pursuant to the regulations of a stock exchange or other regulatory body in which case the other party shall be so advised and the parties shall use their best efforts to cause a mutually agreeable release or statement to be made. In the event that this Agreement or any other agreement is proposed to be disclosed to any such body in whole or in part the parties agree to fully cooperate to limit the scope of any such disclosure and to obtain an appropriate protective order if reasonably practicable.

                                    ARTICLE 7

                      ADMINISTRATION OF AGREEMENT, NOTICES

                                 AND STATEMENTS

7.01(a) Until further notice in writing, the following individuals or organizations shall administer activities and performances under this Agreement:

         CSM        :     CHARTERED SEMICONDUCTOR MANUFACTURING LTD
                          60, Woodlands Industrial Park D Street 2
                          Singapore 738406
                          Facsimile No.     :  (65) 362 2936
                          Attention         :  Director, Logic
                                               Central Integration

         Lucent     :                      LUCENT TECHNOLOGIES INC.

                          Microelectronics Division
                          555 Union Boulevard
                          Allentown, PA 18103-1229

                          Facsimile No.     :  001 610 712-5336
                          Attention         :  Customer Satisfaction
                                               and  Business Development
                                               Vice President

         For JV COMPANY:

                          SILICON MANUFACTURING PARTNERS PTE LTD
                          c/o Singapore Technologies Pte Ltd
                          89, Science Park Drive
                          #02-09/12
                          The Rutherford
                          Singapore Science Park
                          Singapore 118261

                          Facsimile No.     :  (65) 872-6390
                          Attention         :  General Manager

        (b) All requests for information and documents by any party shall be made in writing to the organization designated in Section 7.01(a). The party receiving a request shall acknowledge the request in writing and shall within fourteen (14) days after the receipt of the written request indicate whether it will or will not comply with such request or propose an alternative to such request.

7.02 All notices, demands or other communications required or permitted to be given or made hereunder shall be in writing and delivered personally or sent by prepaid registered post (by air-mail if to or from an address outside Singapore) with recorded delivery, or by facsimile transmission (provided that the receipt of such facsimile transmission is confirmed by the dispatch of a hard copy of the facsimile sent immediately thereafter by prepaid registered post) addressed to the intended recipient thereof at its address or at its facsimile number set out in this Agreement (or to such other address or facsimile number as a party to this Agreement may from time to time duly notify the others in writing). Any such notice, demand or communication shall be deemed to have been duly served, if given or made by facsimile, immediately at the time of dispatch (provided that the receipt of such facsimile transmission is confirmed by the dispatch of a hard copy of the facsimile sent immediately thereafter by prepaid registered post) or, if given or made by letter, immediately if delivered personally or 48 hours after posting or, if given or made by air-mail, ten days after posting and in proving the same it shall be sufficient to show that personal delivery was made or that the envelope containing such notice was duly addressed, stamped and posted. The address and facsimile numbers of the parties for the purpose of this Agreement are:

         CSM        :     CHARTERED SEMICONDUCTOR MANUFACTURING LTD
                          60, Woodlands Industrial Park D Street 2
                          Singapore 738406
                          Facsimile No.     :  (65) 362 2936
                          Attention         :  Legal Department

         Lucent     :     LUCENT TECHNOLOGIES MICROELECTRONICS PTE
                                   LTD.

                          3, Kallang Sector, Kolam Ayer Industrial Park Singapore 349278

                          Facsimile No.     :  011-65-8402560
                          Attention         :  Managing Director

         with a copy to:  LUCENT TECHNOLOGIES INC.
                          Microelectronics Division
                          Two Oak Way
                          Berkeley Heights, NJ 07922-2727

                          Facsimile No.        001 908 508-8398
                          Attention:           Legal Department

             For JV COMPANY:

                          SILICON MANUFACTURING PARTNERS PTE LTD
                          c/o Singapore Technologies Pte Ltd
                          89, Science Park Drive
                          #02-09/12
                          The Rutherford
                          Singapore Science Park
                          Singapore 118261

                          Facsimile No.     :  (65) 872-6390
                          Attention         :   The Company Secretary
                                                Corporate Secretariat Department

IN WITNESS WHEREOF, each of the parties has caused this Agreement to be executed in duplicate originals by its duly authorized representatives on the respective dates entered below.

        LUCENT TECHNOLOGIES MICROELECTRONICS PTE LTD.

                    By: /s/ Dennis M. Hill
                       -------------------------------------

                    Name: Dennis M. Hill
                         -----------------------------------

                    Title: Director
                          ----------------------------------

                    Date: 17 February 1998
                         -----------------------------------

        CHARTERED SEMICONDUCTOR MANUFACTURING LTD.

                    By: /s/ Tan Bock Seng
                       -------------------------------------

                    Name: Tan Bock Seng
                         -----------------------------------

                    Title: President and CEO
                          ----------------------------------

                    Date: 17 February 1998
                         -----------------------------------

        SILICON MANUFACTURING PARTNERS PTE LTD.

                    By: /s/ Paul J.V. Mostek
                       -------------------------------------

                    Name: Paul J.V. Mostek
                         -----------------------------------

                    Title: Director
                          ----------------------------------

                    Date: 17 February 1998
                         -----------------------------------


               THIS AGREEMENT DOES NOT BIND OR OBLIGATE ANY PARTY
                IN ANY MANNER UNLESS DULY EXECUTED BY AUTHORIZED
                         REPRESENTATIVES OF ALL PARTIES

REDACTED        CONFIDENTIAL TREATMENT REQUESTED
                The asterisked portions of this document have been omitted and are filed separately with the Securities and Exchange Commission


                                    EXHIBIT A

                         LUCENT'S TECHNICAL INFORMATION

Lucent's ****** Digital and Linear Process Modules

1.      Process Flow

2.      Process Log

3.      Process recipes and tool set-ups

4.      Target film thicknesses

5.      Schematic cross-sections

6.      Electrical specifications

7.      Layout rules

8.      Transistor spice files

Lucent's Technical Information shall not include Lucent's ****** BiCMOS, FLASH and embedded DRAM modules.

REDACTED        CONFIDENTIAL TREATMENT REQUESTED
                The asterisked portions of this document have been omitted and are filed separately with the Securities and Exchange Commission


                                    EXHIBIT B

                    LUCENT'S RESTRICTED TECHNICAL INFORMATION

Lucent's ****** BiCMOS, FLASH and embedded DRAM modules.

1.      Process Flow

2.      Process Log

3.      Process recipes and tool set-ups

4.      Target film thicknesses

5.      Schematic cross-sections

6.      Electrical specifications

7.      Layout rules

8.      Transistor spice files

REDACTED        CONFIDENTIAL TREATMENT REQUESTED
                The asterisked portions of this document have been omitted and are filed separately with the Securities and Exchange Commission


                                    EXHIBIT C

                           CSM'S TECHNICAL INFORMATION

For the following Process Modules,

(1)     CSM's ********************************************************** Process
        Module;

(2)     CSM's ****************************** Process Module; and

(3)     CSM's ************************************
        *************** Process Module,

CSM will provide the following Technical Information:

1.      Process Flow

2.      Process Log

3.      Process recipes and tool set-ups

4.      Target film thicknesses

5.      Schematic cross-sections

6.      Electrical specifications

7.      Layout rules

8.      Transistor spice files

                                    EXHIBIT D

                     CSM'S RESTRICTED TECHNICAL INFORMATION

                           (INTENTIONALLY LEFT BLANK)

CSM shall be entitled, from time to time and upon written notice to Lucent and JV COMPANY, to add to this Exhibit D technology which has not been provided to or licensed to Lucent or JV COMPANY.

                                    EXHIBIT E

            TECHNICAL INFORMATION WHICH MAY BE DISCLOSED TO CUSTOMERS

The following portions of Lucent's Technical Information (Exhibit A) and CSM's Technical Information (Exhibit C) can be provided to customers under appropriate confidentiality terms in accordance with the provisions of Article 4:

1.      Process Information

Process Name
Technology
Process Type
Number of Poly Layers
Number of Metal Layers
Poly Type
Voltage Type
Module Addition
Process Description
Starting Material Type(s)
        Non-EPI Layer
        Epitaxial Layer
Process Runsheet Spec
Non-Proprietary Process Flow Spec
Schematic Cross-Sections
Topological Design Rule Spec
Mask Bias Table Spec
Number of Reticles
Number of Masking Layers
Frame Doc #
Frame Table #
Reliability Spec

2.      Electrical Test Information

Spice Model Spec
        Level - 13
        Level - 28
        Level - 49
        BSIM1
Electrical Parameters Spec
Electrical Test Spec
Electrical Test Program Spec

3.      Qualification Plan

Reliability Results Report (at QA)
Qual Report

4.      Phase of Process

Engineering/Qualification/Production